Exhibit 10.3

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:19 AM 01/27/2025
FILED 11:20 AM 01/27/2025
SR 20250259969 - File Number 5493932

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF LIMITED PARTNERSHIP
OF
NEXTERA ENERGY OPERATING PARTNERS, LP

THIS Certificate of Amendment to the Certificate of Limited Partnership of NextEra Energy Operating Partners, LP (the “Partnership”), dated as of January 27, 2025, has been duly executed and is being filed by the undersigned, as the general partner of the Partnership, in accordance with the provisions of 6 Del. C. §§ 17-202, to amend the Certificate of Limited Partnership of the Partnership, which was filed with the Secretary of State of the State of Delaware on March 6, 2014 (as heretofore amended, the “Certificate”).

1.    Name. The name of the limited partnership is NextEra Energy Operating Partners, LP.

2.    Amendments.

(a) Article First of the Certificate is hereby amended and restated in its entirety to read as follows:
“First:    The name of the limited partnership is XPLR Infrastructure Operating Partners, LP.”

(b) Article Third of the Certificate is hereby amended and restated in its entirety to read as follows:

        “Third: The name and mailing address of each general partner is as follows:

XPLR Infrastructure Operating Partners GP, LLC
700 Universe Blvd.
Juno Beach, FL 33408”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Limited Partnership as of the date first-above written.

GENERAL PARTNER

XPLR Infrastructure Operating Partners GP, LLC

By:	CHRISTOPHER H. ZAJIC
Name: Christopher H. Zajic
Title: Vice President